Exhibit 99.1

JB Mountain Schematic


JB MTN. INTERMEDIATE
JB MTN.
Discovery
B
B'
STRAT-A
STRAT-B
STRAT-C

INDEX MAP


MOUND PT.
OFFSET (Drilling)
MOUND PT.
DISCOVERY
SHALLOW CUM. PROD.
TIGER SHOAL FIELD 3.3 TCFE
SHALLOW CUM. PROD.
MOUND POINT 2.5 TCFE
JB MTN
DISCOVERY
211
212
217
216
215
222
223
224
225
231
227
5 MILES